                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

     Filed by the Registrant |X|
     Filed by a Party other than the Registrant |_|

     Check the appropriate box:

     |_|   Preliminary Proxy Statement
     |_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
     |X|   Definitive Proxy Statement
     |_|   Definitive Additional Materials
     |_|   Soliciting Material Pursuant to Section 240.14a-12

                                   ----------

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                                   ----------

               (Names of Registrant As Specified in its Charters)

Payment of Filing Fee (Check the appropriate box):

|X|  No Fee Required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[DREMAN VALUE MANAGEMENT, LLC LOGO]                              [CLAYMORE LOGO]

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2006

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, "Shares"), of Dreman/Claymore Dividend & Income Fund (the "Fund") that the annual meeting of Shareholders of the Fund (the "Annual Meeting") will be held at the offices of Dreman Value Management, LLC, Harborside Financial Center Plaza 10, Suite 800, Jersey City, New Jersey 07311, on Wednesday, September 20, 2006, at 11:30 a.m. Eastern time. The Annual Meeting is being held for the following purposes:

     1. To elect two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2009 annual meeting of Shareholders or until their respective successors shall have been elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

     The Board has fixed the close of business on August 15, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA TELEPHONE SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

                                        By order of the
                                        Board of Trustees


                                        /s/ Nicholas Dalmaso
                                        ----------------------------------------
                                        Nicholas Dalmaso
                                        Trustee, Chief Legal and Executive
                                        Officer

     Lisle, Illinois
     August 25, 2006

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2006

     This document gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (800) 345-7999.

     This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, "Shares"), of Dreman/Claymore Dividend & Income Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of Shareholders of the Fund to be held on Wednesday, September 20, 2006, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of Dreman Value Management, LLC, Harborside Financial Center Plaza 10, Suite 800, Jersey City, New Jersey 07311, on September 20, 2006, at 11:30 a.m. Eastern time. This Proxy Statement and the enclosed proxy card are first being sent to the Fund's Shareholders on or about August 29, 2006.

     -    WHY IS A SHAREHOLDER MEETING BEING HELD?

          The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year.

     -    WHAT PROPOSAL WILL BE VOTED ON AT THE ANNUAL MEETING?

          Shareholders of the Fund are being asked to vote on the following proposal at the Annual Meeting:

               To elect two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2009 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

     -    WILL YOUR VOTE MAKE A DIFFERENCE?

          YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

     -    WHO IS ASKING FOR YOUR VOTE?

          The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Wednesday, September 20, 2006, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about August 29, 2006.

     -    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

          The Board recommends that you vote "FOR" the proposal.

     -    WHO IS ELIGIBLE TO VOTE?

          Shareholders of record of the Fund at the close of business on August 15, 2006 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

          Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

     -    HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

          At the close of business on August 15, 2006, the Fund had 45,399,424 Common Shares outstanding and 17,000 Preferred Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

     The Fund's Common Shares are listed on the NYSE, which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Therefore, holders of Common Shares and Preferred Shares, voting together as a single class, are being asked to elect two Trustees (Roman Friedrich III and Ronald A. Nyberg are the nominees) as Class II Trustees to serve until the Fund's 2009 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

     The Trustees of the Fund are classified into three classes of Trustees:
Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

          CLASS I TRUSTEES

          - Mr. Richard L. Crandall* and Mr. Nicholas Dalmaso* are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2008 annual meeting of Shareholders.

          CLASS II TRUSTEES

          - Mr. Roman Friedrich III and Mr. Ronald A. Nyberg are the Class II Trustees. Mr. Friedrich and Mr. Nyberg are standing for election at the Annual Meeting. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2009 annual meeting of Shareholders.

          CLASS III TRUSTEES

          - Mr. David N. Dreman and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. It is currently anticipated that the Class III Trustees will stand for election at the Fund's 2007 annual meeting of Shareholders.

----------
*    Designated as Trustee representing holders of the Fund's Preferred Shares.

     Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class II Trustee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class II Trustees named above. Each Class II Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Fund's investment manager, Dreman Value Management, LLC ("Dreman" or the "Investment Manager"), and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees").

     The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of fourteen closed-end funds, including the Fund, and five open-end funds.

TRUSTEES

                                                                                        NUMBER OF
                                             TERM OF                                   PORTFOLIOS
                                           OFFICE AND                                    IN FUND
                           POSITION(S)       LENGTH                                      COMPLEX
                              HELD          TIME OF      PRINCIPAL OCCUPATION DURING    OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE    WITH FUND      SERVED(2)         THE PAST FIVE YEARS       BY TRUSTEE        HELD BY TRUSTEE
------------------------   -----------   -------------   ---------------------------   ----------   -------------------------
INDEPENDENT TRUSTEES:

Richard L. Crandall*       Trustee       Trustee since   Managing Partner of Aspen          1       Director, Novell, Inc.,
Year of birth: 1943                      2004            Partners, LLC                              Diebold, Inc., Pelstar,
                                                         (2003-Present). Founding                   LLC, iTRACS Corp.
                                                         Co-Partner of Arbor Venture
                                                         Partners, LLC
                                                         (2000-Present). Chairman of
                                                         Enterprise Software
                                                         Roundtable (1994-Present).
                                                         Formerly, Director and
                                                         Special Advisor of GIGA
                                                         Information Group
                                                         (1995-2003); Chairman of
                                                         GIGA Information Group
                                                         (2002-2003); Founder,
                                                         Chairman and CEO of
                                                         Comshare, Inc. (1966-1994).

Roman Friedrich III(3)     Trustee       Trustee since   Founder of Roman Friedrich         1       Director, Strategic
Year of birth 1946                       2003            & Company, which                           Minerals Corporation,
                                                         specializes in the                         Brazilian Emeralds, Inc.,
                                                         provision of financial                     Gateway Gold Corp., GFM
                                                         advisory services to                       Resources Ltd. Director and
                                                         corporations in the                        Chairman of StrataGold
                                                         resource sector. Formerly,                 Corporation.
                                                         Managing Director of TD
                                                         Securities; Managing
                                                         Director of Lancaster
                                                         Financial Ltd.; Managing
                                                         Director of Burns Fry Ltd.
                                                         President of Chase
                                                         Manhattan Bank (Canada)
                                                         Ltd.

Ronald A. Nyberg(3)        Trustee       Trustee since   Principal of Ronald A.            17       None.
Year of birth: 1953                      2004            Nyberg, Ltd., a law firm
                                                         specializing in corporate
                                                         law, estate planning and
                                                         business transactions
                                                         (2000-present). Formerly,
                                                         Executive Vice President,
                                                         General Counsel and
                                                         Corporate Secretary of Van
                                                         Kampen Investments
                                                         (1982-1999).

Ronald E. Toupin, Jr.      Trustee       Trustee since   Formerly Vice President,          15       None.
Year of birth: 1958                      2004            Manager and Portfolio
                                                         Manager of Nuveen Asset
                                                         Management (1998-1999),
                                                         Vice President of Nuveen
                                                         Investment Advisory
                                                         Corporation (1992-1999),
                                                         Vice President and Manager
                                                         of Nuveen Unit Investment
                                                         Trusts (1991-1999), and
                                                         Assistant Vice President
                                                         and Portfolio Manager of
                                                         Nuveen Unit Trusts
                                                         (1988-1999), each of John
                                                         Nuveen & Company, Inc.
                                                         (asset manager)
                                                         (1982-1999).

(table continued from previous page)

                                                                                        NUMBER OF
                                            TERM OF                                    PORTFOLIOS
                                           OFFICE AND                                    IN FUND
                           POSITION(S)       LENGTH                                      COMPLEX
                              HELD          TIME OF      PRINCIPAL OCCUPATION DURING    OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE    WITH FUND      SERVED(2)         THE PAST FIVE YEARS       BY TRUSTEE        HELD BY TRUSTEE
------------------------   -----------   -------------   ---------------------------   ----------   -------------------------
INTERESTED TRUSTEES:

Nicholas Dalmaso+*         Trustee,      Trustee since   Senior Managing Director          17       None.
Year of birth: 1965        Chief Legal   2004            and General Counsel of
                           and                           Claymore Advisors, LLC and
                           Executive                     Claymore Securities, Inc.
                           Officer                       (2001-present); President
                                                         and Secretary of Claymore
                                                         Investments, Inc.
                                                         (2004-present); Chief Legal
                                                         and Executive Officer of
                                                         certain funds in the Fund
                                                         Complex. Formerly,
                                                         Assistant General Counsel,
                                                         John Nuveen and Company
                                                         Inc. (1999-2001). Formerly,
                                                         Vice President and
                                                         Associate General Counsel
                                                         of Van Kampen Investments,
                                                         Inc. (1992-1999).

David N. Dreman+           Trustee       Trustee since   Founder, Chairman and Chief        1       None.
Harborside Financial                     2003            Investment Officer of Dream
Center Plaza 10,                                         Value Management. Author of
Suite 800 Jersey                                         several books including
City, NJ 07311-4037                                      CONTRARIAN INVESTMENT
Year of birth: 1936                                      STRATEGIES: THE NEXT
                                                         GENERATION and PSYCHOLOGY
                                                         AND THE STOCK MARKET.
                                                         Forbes columnist for 25
                                                         years and co-editor of the
                                                         academic journal, THE
                                                         JOURNAL OF BEHAVIORAL
                                                         FINANCE. Trustee, The
                                                         Institute of Behavioral
                                                         Finance, Jazz Aspen and the
                                                         University of Manitoba.

----------
+ "Interested person" of the Fund as defined in the 1940 Act. Mr. Dalmaso is an interested person of the Fund because he is an officer of the Adviser and certain of its affiliates. Mr. Dreman is an interested person of the Fund because he is an officer of the Investment Manager and certain of its affiliates.

*    Designated as Trustee representing holders of the Fund's Preferred Shares.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3)  Nominee for election as a Trustee at the Annual Meeting.

EXECUTIVE OFFICERS

     The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Investment Manager or affiliates of the Adviser or the Investment Manager and may receive compensation in such capacities.

OFFICERS:

                                                                   PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE             TITLE                      DURING THE PAST FIVE YEARS
------------------------   ------------------------   ----------------------------------------------
Steven M. Hill             Chief Financial Officer,   Senior Managing Director and Chief Financial
Year of birth: 1964        Chief Accounting Officer   Officer (2005-present), Managing Director
                           and Treasurer              (2003-2005) of Claymore Advisors, LLC and
                                                      Claymore Securities, Inc.; Chief Financial
                                                      Officer, Chief Accounting Officer and
                                                      Treasurer of certain funds in the Fund
                                                      Complex. Previously, Treasurer of Henderson
                                                      Global Funds and Operations Manager for
                                                      Henderson Global Investors (NA) Inc.
                                                      (2002-2003); Managing Director, FrontPoint
                                                      Partners LLC (2001-2002); Vice President,
                                                      Nuveen Investments (1999-2001); Chief
                                                      Financial Officer, Skyline Asset Management
                                                      LP, (1999); Vice President, Van Kampen
                                                      Investments and Assistant Treasurer, Van
                                                      Kampen mutual funds (1989-1999).

Melissa Nguyen             Secretary                  Vice President of Claymore Securities, Inc.
Year of birth: 1978                                   (2005-present). Secretary of certain funds in
                                                      the Fund Complex. Formerly, Associate, Vedder,
                                                      Price, Kaufman & Kammholz, P.C. (2003-2005).

Thomas Williams Littauer   Vice President             President of Dreman Value Management, LLC
Year of birth: 1955                                   (2002-present). Formerly, Managing Director
                                                      and Head of Asia Pacific and Americas (ex-US)
                                                      Global Mutual Fund Group of Scudder Kemper
                                                      Investment, Inc. Chairman of the Board of the
                                                      Scudder Global Opportunities Funds.

Nelson Woodard             Vice President             Managing Director and Portfolio Manager of
Year of birth: 1956                                   Dreman Value Management, LLC. Formerly, Vice
                                                      President of Asset Allocation and Quantitative
                                                      Analysis of Prudential Investments
                                                      (2000-2001).

Bruce Saxon                Chief Compliance Officer   Vice President - Fund Compliance Officer of
Year of birth: 1957                                   Claymore Securities, Inc. (Feb. 2006-present).
                                                      Chief Compliance Officer of certain funds in
                                                      the Fund Complex. Chief Compliance
                                                      Officer/Assistant Secretary of Harris
                                                      Investment Management, Inc. (2003-2006).
                                                      Director-Compliance of Harrisdirect LLC
                                                      (1999-2003).

----------
(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

BOARD COMMITTEES

     The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

     AUDIT COMMITTEE The Board has an Audit Committee, which is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

     The Audit Committee presents the following report:

     The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Indendence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

     The members of the Audit Committee are Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

     The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on June 14, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter is attached hereto as Appendix A.

     NOMINATING AND GOVERNANCE COMMITTEE The Board has a Nominating and Governance Committee, which is composed of Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

     The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter is attached hereto as Appendix B.

     The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): the Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of the Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

     The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's Shareholders. The Committee will consider and evaluate Trustee nominee candidates properly submitted by Shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates," which are set forth as Appendix B to the Fund's Nominating and Governance

Committee Charter which is attached hereto as Appendix B. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

     The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

SHAREHOLDER COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

     As of August 15, 2006, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                        DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE         SECURITIES IN THE FUND    OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
---------------         ----------------------   --------------------------------------------
INDEPENDENT TRUSTEES:
Richard L. Crandall             none                                none
Roman Friedrich III          $1-$10,000                          $1-$10,000
Ronald A. Nyberg           $10,001-$50,000                      over $100,000
Ronald E. Toupin, Jr.           none                                none

INTERESTED TRUSTEES:
Nicholas Dalmaso                none                                none
David N. Dreman             over $100,000                       over $100,000

     As of August 15, 2006, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

BOARD MEETINGS

     During the Fund's fiscal year ended October 31, 2005, the Board held 4 meetings, the Fund's Audit Committee held 2 meetings and the Fund's Nominating and Governance Committee held 4 meetings.

     Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended October 31, 2005. It is the Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

TRUSTEE COMPENSATION

     The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended October 31, 2005. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

                           COMPENSATION    TOTAL COMPENSATION
NAME OF BOARD MEMBER(1)   FROM THE FUND   FROM THE FUND COMPLEX
-----------------------   -------------   ---------------------
Richard L. Crandall          $29,000             $ 29,000
Roman Friedrich III          $30,125             $ 30,125
Ronald A. Nyberg             $30,375             $206,125
Ronald E. Toupin, Jr.        $30,375             $183,875

----------
(1)  Trustees not eligible for compensation are not included in the above table.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the Proposal at the Annual Meeting at which a quorum (i.e., a majority of the Shares entitled to vote on the Proposal) is present in person or by proxy is necessary to approve the Proposal. The holders of the Fund's Shares will have equal voting rights (i.e. one vote per Share).

     The Board of the Fund, including the Independent Trustees, unanimously recommends that you for "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     Information regarding how to vote via telephone is included on the enclosed proxy card.

     The Fund's Agreement and Declaration of Trust requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the outcome of the vote on the Proposal.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL SPECIFIED ON THE PROXY CARD. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board has fixed the close of business on August 15, 2006 as the record date for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

ADVISER AND INVESTMENT MANAGER

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser. As of May 31, 2006, Claymore entities have provided supervision, management, servicing or distribution on approximately $14 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     Dreman Value Management, LLC, acts as the Fund's investment manager and is responsible for the day-to-day management of the Fund's portfolio. Dreman is located at Harborside Financial Center Plaza 10, Suite 800, Jersey City, New Jersey 07311. Dreman acts as investment adviser for several mutual funds, various institutional accounts for pension plans, separately managed accounts for high net worth individuals and various wrap programs and several hedge funds, with assets under management exceeding $17.5 billion as of July 31, 2006.

ADMINISTRATOR

     Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illionis 60532, serves as the Fund's administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

     Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

     The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended October 31, 2005 were approximately $33,000 and for the Fund's initial fiscal period ended October 31, 2004 were approximately $30,000.

AUDIT-RELATED FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for the Fund's fiscal year ended October 31, 2005 were $5,000 and for the Fund's initial fiscal period ended October 31, 2004 were $20,500 (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents). E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning for the Fund's fiscal year ended October 31, 2005 were $3,600 and for the Fund's initial fiscal period ended October 31, 2004 were $2,000 (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns). E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

     Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended October 31, 2005 and for the Fund's initial fiscal period ended October 31, 2004.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended October 31, 2005 were $0 and for the Fund's initial fiscal period ended October 31, 2004 were $0.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The Fund's Audit Committee Charter is attached hereto as Appendix
A. The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund.

     None of the services described above for the Fund's fiscal year ended October 31, 2005 and the Fund's initial fiscal period ended October 31, 2004 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

     As of August 15, 2006, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (800) 345-7999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's fiscal year ended October 31, 2005, all filings applicable to such persons were completed and filed in a timely manner.

PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its Shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its Shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about the Shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2007 annual meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by April 27, 2007. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than July 15, 2007.

EXPENSES OF PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

OTHER MATTERS

     The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                      Very truly yours,


                                      /s/ Nicholas Dalmaso
                                      ------------------------------------------
                                      NICHOLAS DALMASO
                                      TRUSTEE, CHIEF LEGAL AND EXECUTIVE OFFICER

     August 25, 2006

                                                                      APPENDIX A

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            AUDIT COMMITTEE CHARTER

                             APPROVED JUNE 14, 2006

I.   PURPOSE

     The Audit Committee is a committee of the Board of the Trust. Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements;
(3) the independent auditors' qualifications and independence; and (4) the performance of the Trust's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions and the Board.

     - Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

     - The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust's accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

     - he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940; and

     - he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert" as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

     No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Trust (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III. MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A.   CHARTER

               Review this Charter, annually, and recommend changes, if any, to the Board.

     B.   INTERNAL CONTROLS

          1. Review, annually, with Trust management and the independent auditors:

               (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

               (b) their separate evaluation of the adequacy and effectiveness of the Trust's system of internal controls, including those of the Trust's service providers.

          2.   Review, with Trust management and the independent auditors:

               (a) the Trust's plan related to the Trust's systems for accounting, reporting and internal controls;

               (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

               (c) any significant audit findings or recommendations related to the Trust's systems for accounting, reporting and internal controls and Trust management's response.

          3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

          4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

     C.   INDEPENDENT AUDITORS

          1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

          2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

               (a) the independent auditors' internal quality-control procedures;

               (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

               (c) all relationships between the independent auditors and the Trust, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

               In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

          5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

          6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

          7. Review the management letter prepared by the independent auditors and Trust management's response.

     D.   FINANCIAL REPORTING PROCESSES

          1. Review with Trust management and the independent auditors the Trust's semi-annual financial statements.

          2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards No. 61, including:

               - the independent auditors' judgments about the quality, and not just the acceptability, of the Trust's accounting principles as applied in its financial reporting;

               - the process used by Trust management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

               - all significant adjustments arising from the audit, whether or not recorded by the Trust;

               - when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

               - any disagreements with Trust management regarding accounting or reporting matters;

               - any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

               - significant deficiencies in the design or operation of internal controls.

          3. The independent auditors shall report, within 90 days prior to the filing of the Trust's annual financial statements with the SEC, to the Audit Committee:

               (a)  all critical accounting policies and practices to be used;

               (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

               (c) other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

               (d) all non-audit services provided to an entity in the "investment company complex" as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

          4. Review, annually, with Trust management and the independent auditors, the Trust's "disclosure controls and procedures" and the Trust's "internal control over financial reporting" as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

          5. Review with Trust management and the independent auditors a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management's most recent evaluation of the Trust's "disclosure controls and procedures" and "internal control over financial reporting."

     E.   PROCESS IMPROVEMENTS

     Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

     F.   LEGAL AND COMPLIANCE

          1. Review any legal or regulatory matters that arise that could have a material impact on the Trust's financial statements.

          2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

          3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

     G.   OTHER RESPONSIBILITIES

          1.   Review, annually, the performance of the Audit Committee.

          2. Prepare a report of the Audit Committee as required to be included in the annual proxy statement.

          3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee's judgment, that is appropriate.

          4. Perform any other activities consistent with this Charter, the Trust's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.   FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                           BACKGROUND AND DEFINITIONS

                                       FOR

                             AUDIT COMMITTEE CHARTER

                             APPROVED JUNE 14, 2006

     The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.   COMPOSITION

     An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

     Because the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II.  RESPONSIBILITIES AND DUTIES

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

          A. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

          B. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

          C. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

          A. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust's independent auditors by the Trust, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

          B. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

          C. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     As used in Section IV.C.3, "control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

     "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

     "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     "Internal control over financial reporting" is a process designed by, or under the supervision of, the Trust's principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

          A. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

          B. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

          C. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust's assets that could have a material effect on the financial statements.

     The report to be prepared by the Audit committee to be included in the annual proxy statement is governed by Item 306 of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61,
(3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders required by
Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

                                                                      APPENDIX B

                                 CLAYMORE FUNDS

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

     The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (4) To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.

     The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

----------
(1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

                                   APPENDIX A

Claymore Trust

Claymore/Raymond James SB-1 Equity Fund

Dreman/Claymore Dividend & Income Fund

Fiduciary/Claymore Dynamic Equity Fund

Fiduciary/Claymore MLP Opportunity Fund

Madison/Claymore Covered Call Fund

Old Mutual/Claymore Long-Short Fund

TS&W / Claymore Tax-Advantaged Balanced Fund

                                   APPENDIX B

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

     A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulatison or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

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

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE NY, 11735

                       SOLICITED BY THE BOARD OF TRUSTEES
                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2006

COMMON

The annual meeting of shareholders of Dreman/Claymore Dividend & Income Fund (the "Fund") will be held at the offices of Dreman Value Management, LLC, Harborside Financial Center Plaza 10, Suite 800, Jersey City, New Jersey 07311, on Wednesday, September 20, 2006, at 11:30 A.M. EDT (the "Annual Meeting"). The undersigned hereby appoints Nicholas Dalmaso, Matthew Patterson and Melissa Nguyen, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                          PLEASE MARK, DATE, SIGN & RETURN THE
                                        PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date __________________, 2006


                                        ----------------------------------------
                                        Signature              (SIGN IN THE BOX)

                                        For joint registrations, both parties
                                        should sign.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.

                                                         FOR ALL       WITHHOLD
                                                        nominees      AUTHORITY
                                                        except as      to vote
1.   Election of Trustees:                              marked to      for all
                                                      the contrary    nominees.
     Class I Nominees:                                  at left.
     (01) Mr. Roman Friedrich III, (02) Mr. Ronald
     A. Nyberg                                             |_|            |_|

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, WRITE THE NUMBER OF THE NOMINEE ON THE LINE BELOW.

     ________________________________________________

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE NY, 11735

                       SOLICITED BY THE BOARD OF TRUSTEES
                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2006

PREFERRED

The annual meeting of shareholders of Dreman/Claymore Dividend & Income Fund (the "Fund") will be held at the offices of Dreman Value Management, LLC, Harborside Financial Center, Plaza 10 Suite 800, Jersey City, New Jersey 07311, on Wednesday, September 20, 2006, at 11:30 A.M. EDT (the "Annual Meeting"). The undersigned hereby appoints Nicholas Dalmaso, Matthew Patterson and Melissa Nguyen, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                          PLEASE MARK, DATE, SIGN & RETURN THE
                                        PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date __________________, 2006


                                        ----------------------------------------
                                        Signature              (SIGN IN THE BOX)

                                        For joint registrations, both parties
                                        should sign.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.

                                                         FOR ALL       WITHHOLD
                                                        nominees      AUTHORITY
                                                        except as      to vote
1.   Election of Trustees:                              marked to      for all
                                                      the contrary    nominees.
     Class II Nominees:                                 at left.
     (01) Mr. Roman Friedrich III, (02) Mr. Ronald
     A. Nyberg                                             |_|            |_|

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, WRITE THE NUMBER OF THE NOMINEE ON THE LINE BELOW.

     ________________________________________________

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.